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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported March 19, 2002)


                     Mellon Residential Funding Corporation
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             (Exact name of registrant as specified in its charter)

            Delaware                       333-67192                23-2889067
--------------------------------      -----------------       ------------------
(State or other                         (Commission               (IRS Employer
  jurisdiction of incorporation)         File Number)             ID Number)


One Mellon Bank Center, Room 410, Pittsburgh, Pennsylvania         15258
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(Address of principal executive offices)                         (Zip Code)

Registrant's Telephone Number, including area code:             (412) 236-6559
                                                                --------------

                                       N/A
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events
         ------------

Filing of Computational Materials.
---------------------------------

         Pursuant to Rule 424(b) under the Securities Act of 1933, as amended, Mellon Residential Funding Corporation (the "Depositor") is filing a Prospectus and Prospectus Supplement with the Securities and Exchange Commission relating to its MRFC Mortgage Pass-Through Trust, Series 2002-TBC1, Mortgage Pass-Through Certificates, Series 2002-TBC1.

         In connection with the offering of the Mortgage Pass-Through Certificates, Series 2002-TBC1, Greenwich Capital Markets, Inc. prepared certain materials (the "Computational Materials") some or all of which were distributed by Greenwich Capital Markets, Inc. and Mellon Financial Markets, LLC (the "Underwriters") to their potential investors. Although the Depositor provided the Underwriters with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, it did not participate in the preparation of the Computational Materials. The Computational Materials are attached hereto as Exhibit 99.1.



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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          -------------------------------------------------------------------

(pp)     Not applicable.

(qq)     Not applicable.

(rr)     Exhibits:

         8.1 Opinion of Stroock & Stroock & Lavan LLP with respect to certain tax matters.

         23.1     Consent of Stroock & Stroock & Lavan LLP (included in Exhibit
                  8.1).

         99.1     Computational Materials.





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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              MELLON RESIDENTIAL FUNDING CORPORATION


                              By:  /s/ Kelly A. Provenzano
                                    Name:  Kelly A. Provenzano
                                    Title:    Vice President



Dated:  March 19, 2002


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                                  EXHIBIT INDEX
                                  -------------

Exhibit                                                                 Page
-------                                                                 ----

8.1 Opinion of Stroock & Stroock & Lavan LLP with respect to certain tax matters.
23.1         Consent of Stroock & Stroock & Lavan LLP (included in
             Exhibit 8.1).
99.1         Computational Materials.